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                                                                      EXHIBIT 10


                         CONSENT OF PETROLEUM ENGINEERS


         We hereby consent to the reference and use in the Form 10-SB being filed on behalf of TBX Resources, Inc., of our report relating to the oil and gas properties held by TBX Resources, Inc.

         Dallas, Texas
         December 14, 2000.


                                        /s/ HAROLD O. NEFF
                                        ---------------------------------------
                                        HAROLD NEFF & ASSOCIATES, INC.